[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                               [Graphic Omitted]


                              MFS(R) INTERNATIONAL
                              GROWTH AND INCOME
                              FUND

                              ANNUAL REPORT o MAY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
      Frederick J. Simmons

For the 12 months ended May 31, 2000, Class A shares of the fund provided a total return of 19.57%, Class B shares 18.97%, Class C shares 18.90%, and Class I shares 20.19%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 25.54%. The fund's results also compare to returns of 23.77% and 17.43%, respectively, for the fund's benchmarks -- the Lipper International Funds Index (the Lipper Index) and the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends. The MSCI EAFE Index is an unmanaged index of international stocks.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. Overall it was a good 12 months for international investing, as evidenced by the returns of the fund, its Lipper peer group, and the indices. However, the market environment for value investing was difficult throughout 1999. In 1999, funds like ours that were not heavily invested in the technology sector struggled on a relative basis. We held relatively few technology stocks because we felt that most were overpriced. We believe this underweighting was a significant factor in our underperformance relative to our Lipper peers.

    Nevertheless, our view regarding technology and value investing was somewhat vindicated through the first five months of 2000. We witnessed an overall retrenchment in the technology sector, as exuberance seemed to give way to doubt as to whether many technology companies could fulfill the promise reflected in their share prices. We believe the fund's underweighting in technology helped our performance in recent months.

Q. WHAT TYPES OF INVESTMENT THEMES DID YOU PURSUE OVER THE COURSE OF THE FUND'S FISCAL YEAR?

A. During the first half of the year, we took advantage of opportunities in the telecommunications industry, especially stocks of telecommunications service providers. One such company that added considerably to fund performance was Mannesmann, which was acquired by Vodafone during the period. After the acquisition, we sold off a significant portion of our Vodafone shares and reduced our weighting in this sector because we felt that most stocks had reached high valuations.

Q. CAN YOU GIVE US SOME EXAMPLES OF COMPANIES OR SECTORS THAT CONTINUED TO MAKE EARNINGS PROGRESS?

A. Canon, the Japanese electronics company that offers a broad base of high-technology products, was one. So was Compass Group, a British company that is the largest caterer in the world, running food services for hospitals, schools, and companies. Compass is presently considering merging with another company, and we think it has proven its ability to increase its earnings. French broadcaster Television Francaise has benefited from the strong local economy and underlying demand for advertising.

    Pharmaceutical companies also continued to make earnings progress, despite concerns that governments around the world were working to keep drug prices down. This trend included the United States, which historically has allowed the freest market for drug pricing. The fund currently has extensive holdings in this industry, including Pharmacia, Takeda Chemical, and Aventis.

Q. SIX MONTHS AGO YOU MENTIONED RENEWED OPTIMISM ABOUT JAPAN. WHAT'S YOUR FEELING AT THIS POINT?

A. We still believe that Japan offers opportunities. Following the lead of companies in the United States and Europe, Japanese firms are now streamlining in fundamentally important ways. For example, Japanese corporations have historically engaged in cross-ownership -- holding shares in each others' companies. While this is a time-honored way of doing business in Japan, we believe it is a very poor use of capital. Now, Japanese corporations are working to eliminate these kinds of business practices, focusing instead on what we believe are more shareholder-friendly strategies such as restructuring, stock buybacks, and selling off businesses to focus on core operations. Over the course of the year, the fund's stake in Japan declined a bit because some companies, such as Sony, were taking longer to turn around than we expected. However, our long-term view on well-managed Japanese companies like Sony is very bullish.

Q.  LET'S TURN TO EUROPE. WHAT'S BEEN YOUR APPROACH THERE?

A. We reduced our European holdings to about 44% of fund assets by the end of May. While valuations had reached high levels and some economies had begun to soften, we felt this decline was not the result of an overall negative view of European stocks. Instead, it was the consequence of buying and selling decisions at the company level. Remember, we are bottom-up stock pickers, choosing companies for the portfolio based on their individual prospects. In terms of country weightings, companies from smaller European nations currently are well represented, as were French companies during the course of the year. Our allocation to German companies declined, but that was largely due to the aforementioned acquisition of Mannesmann by the British firm Vodafone.

Q.  WHICH STOCKS PERFORMED WELL AND WHICH WERE DISAPPOINTMENTS FOR THE FUND?

A. Rohm, a Japanese electronic-devices manufacturer, performed well as it continued to increase earnings. The French company STMicroelectronics benefited from its niche as the only European semiconductor manufacturer. Finally, Nortel Networks, a telecommunications-equipment provider, proved to be a winner after its successful spin-off from Bell Canada.

    Conversely, Akzo Nobel, an economically sensitive chemical company, disappointed. So did Canadian National Railway, which suffered from fears of an imminent economic slowdown. Diageo, a consumer goods company that owns Pillsbury, Guinness, and Burger King, lagged due to general investor disinterest in this sector.

Q.  WHAT IS YOUR OUTLOOK?

A. Please remember that we are stock pickers, not economists. When we look ahead, though, we note that consumer spending has been helping to sustain vibrant economic growth in the United States. We believe this growth should help buoy the U.S. stock market for some time. It also should help support advances in the European stock market. We think that Japan could benefit as well, but because of its economic problems, it has the toughest row to hoe.

    Due to its growth over the past decade, the U.S. stock market currently accounts for a very large percentage of the world's total stock holdings. We believe that that value is excessive when weighed against the significant amount of business taking place around the rest of the world. As a result, we think foreign markets should catch up over the longer term. That doesn't mean that the U.S. market will necessarily decline, but we believe it may tread water while stocks overseas post higher gains.

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, AND THE GLOBAL TOTAL RETURN SERIES AND THE INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS BOTH CAPITAL APPRECIATION AND CURRENT
                                INCOME BY INVESTING PRIMARILY IN EQUITY
                                SECURITIES OF ISSUERS WHOSE PRINCIPAL ACTIVITIES
                                ARE OUTSIDE THE UNITED STATES.

  COMMENCEMENT                  OF INVESTMENT OPERATIONS: OCTOBER 24, 1995

  CLASS                         INCEPTION: CLASS A OCTOBER 24, 1995
                                CLASS B  OCTOBER 24, 1995
                                CLASS C  JULY 1, 1996
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $66.3 MILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2000. Index information is from November 1, 1995.)

                    MFS International       Lipper
                    Growth and Income    International    MSCI EAFE
                      Fund - Class A      Funds Index       Index
                    -----------------    -------------    ---------
       10/95            $ 9,525            $10,000         $10,000
        5/96             10,164             11,196          11,132
        5/97             10,457             12,936          12,006
        5/98             12,733             14,908          13,376
        5/99             12,293             14,672          13,999
        5/00             14,699             18,159          16,439

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                                               1 Year        3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +19.57%        +40.57%        +54.32%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +19.57%        +12.02%        + 9.88%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            +13.89%        +10.22%        + 8.73%
---------------------------------------------------------------------------------------------------

CLASS B
                                                               1 Year        3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +18.97%        +38.66%        +50.93%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +18.97%        +11.51%        + 9.35%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            +14.97%        +10.70%        + 9.04%
---------------------------------------------------------------------------------------------------

CLASS C
                                                               1 Year        3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +18.90%        +38.49%        +51.14%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +18.90%        +11.46%        + 9.39%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            +17.90%        +11.46%        + 9.39%
---------------------------------------------------------------------------------------------------

CLASS I
                                                               1 Year        3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +20.19%        +42.50%        +56.44%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +20.19%        +12.53%        +10.21%
---------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                               1 Year        3 Years          Life*
---------------------------------------------------------------------------------------------------
Average international fund#                                   +25.54%        +11.88%        +12.71%
---------------------------------------------------------------------------------------------------
Lipper International Funds Index#                             +23.77%        +11.97%        +13.90%
---------------------------------------------------------------------------------------------------
MSCI EAFE Index+                                              +17.43%        +11.04%        +11.45%
---------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2000. Index information is from November 1, 1995.
  # Source: Lipper Inc.
  + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                              16.6%
               FINANCIAL SERVICES                      14.1%
               UTILITIES & COMMUNICATIONS              13.7%
               CONSUMER STAPLES                         9.7%
               HEALTH CARE                              9.4%

TOP 10 STOCK HOLDINGS

ROHM CO.  3.6%                                  AMERICAN INTERNATIONAL GROUP, INC.  2.4%
Japanese electronics manufacturer               Insurance and financial services company

VODAFONE AIRTOUCH PLC  3.1%                     TELEFONICA DE ESPANA S.A.  2.3%
British mobile telecommunications company       Spanish telephone services provider

HEWLETT-PACKARD CO.  2.9%                       ANHEUSER-BUSCH COMPANIES, INC.  2.3%
Computing and imaging solutions provider        Producer and distributor of beer and aluminum
                                                beverage containers
BP AMOCO PLC  2.8%
British oil and petrochemical company           ALTADIS S.A.  2.3%
                                                Spanish-based tobacco company
TERUMO CORP.  2.6%
Japanese medical products and equipment         CANON, INC.  2.3%
manufacturer                                    Japanese office equipment and imaging company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2000

Stocks - 92.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 73.6%
  Australia - 3.1%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                       79,420           $   550,098
    QBE Insurance Group Ltd. (Insurance)*                                318,789             1,211,249
    Telstra Corp., Ltd. (Telecommunications)                              82,770               321,098
                                                                                           -----------
                                                                                           $ 2,082,445
------------------------------------------------------------------------------------------------------
  Bermuda - 1.2%
    Tyco International Ltd. (Manufacturing)                               15,922           $   749,329
    FLAG Telecom Holdings Ltd. (Telecommunications)*                       1,420                20,146
                                                                                           -----------
                                                                                           $   769,475
------------------------------------------------------------------------------------------------------
  Canada - 3.2%
    BCE, Inc. (Telecommunications)                                        10,220           $   235,060
    Canadian National Railway Co. (Railroads)                             27,161               728,254
    Manitoba Telecom Services (Telecommunications)                        17,900               315,587
    Nortel Networks Corp. (Telecommunications)*                           16,049               871,662
                                                                                           -----------
                                                                                           $ 2,150,563
------------------------------------------------------------------------------------------------------
  Denmark - 0.6%
    International Service Systems Co. (Business Services)*                 5,210           $   377,730
------------------------------------------------------------------------------------------------------
  France - 9.4%
    Aventis (Pharmaceuticals)                                              7,990           $   519,423
    AXA (Insurance)                                                        3,220               474,520
    Castorama-Dubois Investissements (Building Retailer)                   3,827               967,319
    Pinault-Printemps-Redoute S.A. (Retail)                                3,427               737,401
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                 11,308               493,071
    STMicroelectronics Co., N.V. (Electronics)                            13,935               830,520
    Technip S.A. (Construction)                                            3,150               328,469
    Television Francaise (Broadcasting)                                    1,879             1,209,255
    Total S.A., ADR (Oils)                                                 8,822               696,387
                                                                                           -----------
                                                                                           $ 6,256,365
------------------------------------------------------------------------------------------------------
  Germany - 2.5%
    Fresenius AG (Medical Services)                                        1,630           $   416,563
    Henkel KGAA (Consumer Products)                                       10,738               625,958
    Prosieben Media AG (Broadcasting)                                      6,300               601,703
                                                                                           -----------
                                                                                           $ 1,644,224
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.9%
    China Telecom Ltd. (Telecommunications)                               79,000           $   590,566
------------------------------------------------------------------------------------------------------
  Italy - 1.2%
    San Paolo Imi S.p.A. (Banks and Credit Cos.)                          52,580           $   769,949
------------------------------------------------------------------------------------------------------
  Japan - 19.6%
    Canon, Inc. (Office Equipment)                                        30,000           $ 1,381,872
    Eisai Co., Ltd. (Medical and Health Products)                         16,000               344,725
    Fuji Heavy Industries Ltd. (Automotive)                               43,000               319,465
    Fujitsu Ltd. (Computer Hardware - Systems)                            36,000             1,019,688
    Hitachi Electronics Ltd. (Electronics)                                78,000               966,308
    Nintendo Co. (Entertainment)                                           1,600               237,741
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                  25               297,177
    NTT Mobile Communications Network, Inc. (Telecommunications)              34               877,786
    Rohm Co. (Electronics)                                                 7,100             2,215,453
    Secom Co. (Consumer Goods and Services)                               20,000             1,355,869
    Sony Corp. (Electronics)                                               5,900               534,222
    Takeda Chemical Industries Co. (Pharmaceuticals)                      13,000               887,351
    Terumo Corp. (Medical Equipment)                                      49,000             1,565,379
    Tokyo Gas Co. (Utilities - Gas)                                      127,000               311,367
    Uni Charm Corp. (Forest and Paper Products)                            2,800               163,819
    Ushio, Inc. (Electronics)                                             22,000               498,514
                                                                                           -----------
                                                                                           $12,976,736
------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Fomento Economico Mexicano S.A. (Food and Beverage Products)           7,980           $   303,739
    Grupo Iusacell S.A. de CV (Telecommunications)*                       11,720               155,290
    Grupo Television S.A. de CV GDR (Entertainment)*                       5,900               328,556
                                                                                           -----------
                                                                                           $   787,585
------------------------------------------------------------------------------------------------------
  Netherlands - 5.3%
    Akzo Nobel N.V. (Chemicals)                                           34,284           $ 1,308,166
    ING Groep N.V. (Financial Services)*                                  12,182               728,428
    Koninklijke KPN N.V. (Telecommunications)*                             4,703               424,612
    Royal Dutch Petroleum Co., N.V., ADR (Oils)                           16,927             1,056,880
                                                                                           -----------
                                                                                           $ 3,518,086
------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Singapore Press Holdings Ltd. (Printing and Publishing)               22,000           $   331,333
------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Korea Electric Power Corp. (Utilities - Electric)                      7,640       $       205,042
------------------------------------------------------------------------------------------------------
  Spain - 5.1%
    Altadis S.A. (Tobacco)                                                94,847           $ 1,384,458
    Altadis S.A. (New) (Tobacco)                                           9,450               138,556
    Repsol S.A. (Oils)                                                    20,960               447,095
    Telefonica de Espana S.A. (Telecommunications)                        68,107             1,397,515
                                                                                           -----------
                                                                                           $ 3,367,624
------------------------------------------------------------------------------------------------------
  Sweden - 2.2%
    Saab AB, "B" (Aerospace and Defense)                                 107,506           $   874,032
    Skandia Forsakrings AB (Insurance)                                    23,764               608,723
    Tele1 Europe Holding AB (Telecommunications)*                          1,070                12,930
                                                                                           -----------
                                                                                           $ 1,495,685
------------------------------------------------------------------------------------------------------
  Switzerland - 1.9%
    Carrier 1 International S.A., ADR (Telecommunications)*                  580           $    46,253
    Nestle AG, Registered Shares (Food and Beverage Products)                636             1,213,582
                                                                                           -----------
                                                                                           $ 1,259,835
------------------------------------------------------------------------------------------------------
  United Kingdom - 15.4%
    AstraZeneca Group PLC (Medical and Health Products)                   10,401           $   436,126
    BP Amoco PLC, ADR (Oils)                                              30,882             1,679,209
    British Aerospace PLC (Aerospace and Defense)*                        99,575               625,072
    British Telecommunications PLC (Telecommunications)*                  49,662               720,104
    Cable & Wireless Communications PLC (Telecommunications)*             20,212               337,234
    Carlton Communicatons PLC (Broadcasting)*                             35,980               427,493
    CGU PLC (Insurance)*                                                  48,420               741,670
    Compass Group PLC (Food and Catering)                                 63,080               707,002
    Diageo PLC (Food and Beverage Products)*                              84,028               719,229
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                         37,394               405,124
    Reuters Group PLC (Business Services)                                 50,875               758,248
    United News & Media PLC (Broadcasting)                                61,810               780,174
    Vodafone AirTouch PLC (Telecommunications)*                          409,096             1,867,121
                                                                                           -----------
                                                                                           $10,203,806
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $48,787,049
------------------------------------------------------------------------------------------------------
U.S. Stocks - 18.4%
  American International Group, Inc. (Insurance)                          13,090           $ 1,473,443
  Anheuser-Busch Companies, Inc. (Food and Beverage)                      17,975             1,393,062
  Boeing Co. (Aerospace and Defense)                                       9,340               364,844
  Computer Sciences Corp. (Computer Services)*                             4,450               426,922
  Delphi Automotive Systems Corp. (Automotive)                            13,185               238,154
  Emerson Electric Co. (Electronics)                                      14,890               878,510
  General Electric Co. (Conglomerate)                                     23,460             1,234,583
  Goldman Sachs Group, Inc. (Financial Institution)                          630                46,344
  Halliburton Co. (Oil Services)                                          13,800               703,800
  Hewlett-Packard Co. (Business Machines)                                 14,790             1,776,649
  Ingersoll-Rand Co. (Building Materials)                                  7,930               361,311
  Merrill Lynch & Co., Inc. (Financial Institution)                        2,970               292,916
  NTL, Inc. (Telecommunications)*                                          3,852               227,509
  Omnicom Group, Inc. (Advertising)                                        3,580               300,496
  Pharmacia Corp. (Medical and Health Products)*                          20,719             1,076,093
  ReliaStar Financial Corp. (Insurance)                                   24,721             1,273,132
  United Parcel Service, Inc. (Transport - Services)                       1,630                97,596
  VIA NET.WORKS, Inc. (Internet)*                                            890                12,571
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $12,177,935
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $52,846,251)                                                $60,964,984
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
ISSUER
------------------------------------------------------------------------------------------------------
    Vivendi (Utilities - Water)* (Identified Cost, $1,565)                 1,740           $     8,504
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.8%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 6/01/00                          $  3,000           $ 3,000,000
    General Electric Capital Corp., due 6/01/00                            1,509             1,509,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 4,509,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $57,356,816)                                           $65,482,488

Other Assets, Less Liabilities - 1.2%                                                          799,521
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $66,282,009
------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MAY 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $57,356,816)               $65,482,488
  Investments of cash collateral for securities loaned, at
    value (identified cost, $8,845,926)                                8,845,926
  Foreign currency, at value (identified cost, $153,818)                 157,405
  Cash                                                                       510
  Receivable for Fund shares sold                                        405,232
  Receivable for investments sold                                        743,112
  Interest and dividends receivable                                      184,302
  Deferred organization expenses                                           3,013
                                                                     -----------
      Total assets                                                   $75,821,988
                                                                     -----------
Liabilities:
  Payable for Fund shares reacquired                                 $   612,223
  Payable for investments purchased                                        7,646
  Payable upon return of securities loaned                             8,845,926
  Payable to affiliates -
    Management fee                                                         1,786
    Shareholder servicing agent fee                                          183
    Distribution and service fee                                           1,365
    Administrative fee                                                        32
  Accrued expenses and other liabilities                                  70,818
                                                                     -----------
      Total liabilities                                              $ 9,539,979
                                                                     -----------
Net assets                                                           $66,282,009
                                                                     ===========
Net assets consist of:
  Paid-in capital                                                    $54,340,197
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       8,124,337
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                  3,082,795
  Accumulated undistributed net investment income                        734,680
                                                                     -----------
      Total                                                          $66,282,009
                                                                     ===========
Shares of beneficial interest outstanding                             3,239,692
                                                                      =========
Class A shares:
  Net asset value per share
    (net assets of $33,766,972 / 1,638,797 shares of
    beneficial interest outstanding)                                   $20.60
                                                                       ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                         $21.63
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,390,430 / 1,346,682 shares of
    beneficial interest outstanding)                                   $20.34
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,035,241 / 249,910 shares of beneficial
    interest outstanding)                                              $20.15
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $89,366 / 4,303 shares of beneficial
    interest outstanding)                                              $20.77
                                                                       ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2000
------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                  $ 2,005,408
    Interest                                                                       253,316
    Foreign taxes withheld                                                        (128,125)
                                                                               -----------
      Total investment income                                                  $ 2,130,599
                                                                               -----------
  Expenses -
    Management fee                                                             $   569,536
    Trustees' compensation                                                           7,286
    Shareholder servicing agent fee                                                 58,413
    Distribution and service fee (Class A)                                         145,631
    Distribution and service fee (Class B)                                         255,706
    Distribution and service fee (Class C)                                          36,426
    Administrative fee                                                               7,788
    Custodian fee                                                                   81,227
    Registration fees                                                               43,682
    Printing                                                                        37,244
    Postage                                                                         13,967
    Auditing fees                                                                   27,615
    Legal fees                                                                       2,369
    Amortization of organization expenses                                            5,029
    Miscellaneous                                                                   52,428
                                                                               -----------
      Total expenses                                                           $ 1,344,347
    Fees paid indirectly                                                            (3,461)
                                                                               -----------
      Net expenses                                                             $ 1,340,886
                                                                               -----------
        Net investment income                                                  $   789,713
                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $ 3,327,121
    Foreign currency transactions                                                  (42,062)
                                                                               -----------
      Net realized gain on investments and foreign currency transactions       $ 3,285,059
                                                                               -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $ 6,157,238
    Translation of assets and liabilities in foreign currencies                     (3,745)
                                                                               -----------
      Net unrealized gain on investments and foreign currency translation      $ 6,153,493
                                                                               -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                             $ 9,438,552
                                                                               -----------
          Increase in net assets from operations                               $10,228,265
                                                                               ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                         2000                 1999
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment gain (loss)                                        $   789,713         $  (125,179)
  Net realized gain on investments and foreign currency
    transactions                                                      3,285,059           2,573,280
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              6,153,493          (3,717,266)
                                                                    -----------         -----------
      Increase (decrease) in net assets from operations             $10,228,265         $(1,269,165)
                                                                    -----------         -----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                          $(1,328,651)        $  (301,721)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                           (1,172,029)           (408,082)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (193,451)            (29,382)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               (3,676)             (1,045)
                                                                    -----------         -----------
      Total distributions declared to shareholders                  $(2,697,807)        $  (740,230)
                                                                    -----------         -----------
Net increase in net assets from Fund share transactions             $10,378,350         $15,478,510
                                                                    -----------         -----------
        Total increase in net assets                                $17,908,808         $13,469,115
Net assets:
  At beginning of year                                               48,373,201          34,904,086
                                                                    -----------         -----------
  At end of year (including accumulated undistributed net
    investment income (loss) of $734,680 and ($12,971),
    respectively)                                                   $66,282,009         $48,373,201
                                                                    ===========         ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                     2000             1999            1998            1997           1996*
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $18.03        $19.01        $16.32        $15.98        $15.00
                                                       ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                                                                      $
                                                       $ 0.32          --          $(0.05)       $ 0.11        $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     3.17         (0.64)         3.45          0.35          0.90
                                                       ------        ------        ------        ------        ------
      Total from investment operations                 $ 3.49        $(0.64)       $ 3.40        $ 0.46        $ 1.01
                                                       ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                           $ --          $ --          $ --          $(0.08)       $(0.03)
  From net realized gain on investments and
    foreign currency transactions                       (0.92)        (0.34)        (0.59)        (0.04)         --
  In excess of net investment income                     --            --           (0.12)         --            --
                                                       ------        ------        ------        ------        ------
      Total distributions declared to shareholders     $(0.92)       $(0.34)       $(0.71)       $(0.12)       $(0.03)
                                                       ------        ------        ------        ------        ------
Net asset value - end of period                        $20.60        $18.03        $19.01        $16.32        $15.98
                                                       ======        ======        ======        ======        ======
Total return(+)                                         19.57%        (3.45)%       21.77%         2.88%         6.71%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             2.04%         2.11%         2.22%         2.39%         2.52%+
  Net investment income (loss)                           1.63%         0.02%        (0.28)%        0.72%         1.04%+
Portfolio turnover                                         82%           89%          158%           89%           29%
Net assets at end of period (000 omitted)             $33,767       $22,287       $15,087       $13,425        $11,950

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                     2000             1999            1998            1997           1996*
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $17.89        $18.96        $16.27        $15.94        $15.00
                                                       ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                         $ 0.20        $(0.10)       $(0.14)       $ 0.03        $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     3.17         (0.63)         3.47          0.34          0.90
                                                       ------        ------        ------        ------        ------
      Total from investment operations                 $ 3.37        $(0.73)       $ 3.33        $ 0.37        $ 0.95
                                                       ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                           $ --          $ --          $ --          $ --          $(0.01)
  From net realized gain on investments and
    foreign currency transactions                       (0.92)        (0.34)        (0.59)        (0.04)         --
  In excess of net investment income                     --            --           (0.05)         --            --
                                                       ------        ------        ------        ------        ------
      Total distributions declared to shareholders     $(0.92)       $(0.34)       $(0.64)       $(0.04)       $(0.01)
                                                       ------        ------        ------        ------        ------
Net asset value - end of period                        $20.34        $17.89        $18.96        $16.27        $15.94
                                                       ======        ======        ======        ======        ======
Total return                                            18.97%        (3.89)%       21.26%         2.33%         6.37%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             2.53%         2.61%         2.72%         2.94%         3.11%+
  Net investment income (loss)                           1.03%        (0.55)%       (0.79)%        0.18%         0.49%+
Portfolio turnover                                         82%           89%          158%           89%           29%
Net assets at end of period (000 omitted)             $27,390       $23,482       $18,987       $15,749       $13,641

 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                       2000           1999          1998          1997*
---------------------------------------------------------------------------------------------------------
                                                      CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $17.74        $18.80        $16.19         $16.02
                                                        ------        ------        ------         ------
Income from investment operations# -
  Net investment income (loss)                          $ 0.24        $(0.09)       $(0.10)        $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      3.09         (0.63)         3.39           0.21
                                                        ------        ------        ------         ------
      Total from investment operations                  $ 3.33        $(0.72)       $ 3.29         $ 0.33
                                                        ------        ------        ------         ------
Less distributions declared to shareholders -
  From net investment income                            $ --          $ --          $ --           $(0.12)
  From net realized gain on investments and
    foreign currency transactions                        (0.92)        (0.34)        (0.59)         (0.04)
  In excess of net investment income                      --            --           (0.09)          --
                                                        ------        ------        ------         ------
      Total distributions declared to shareholders      $(0.92)       $(0.34)       $(0.68)        $(0.16)
                                                        ------        ------        ------         ------
Net asset value - end of period                         $20.15        $17.74        $18.80         $16.19
                                                        ======        ======        ======         ======
Total return                                             18.90%        (3.87)%       21.15%          2.09%++
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                              2.54%         2.59%         2.71%          2.64%+
  Net investment income (loss)                            1.24%        (0.49)%       (0.61)%         0.80%+
Portfolio turnover                                          82%           89%          158%            89%
Net assets at end of period (000 omitted)               $5,035        $2,545          $824           $235
 * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                        2000            1999            1998           1997*
--------------------------------------------------------------------------------------------------------------
                                                       CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $18.08          $18.95          $16.32          $15.71
                                                        ------          ------          ------          ------
Income from investment operations# -
  Net investment income                                 $ 0.44          $ 0.07          $ 0.06          $ 0.16
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      3.17           (0.60)           3.37            0.45
                                                        ------          ------          ------          ------
      Total from investment operations                  $ 3.61          $(0.53)         $ 3.43          $ 0.61
                                                        ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                        $(0.92)         $(0.34)         $(0.59)         $ --
  In excess of net investment income                      --              --             (0.21)           --
                                                        ------          ------          ------          ------
      Total distributions declared to shareholders
                                                        $(0.92)         $(0.34)         $(0.80)           --
                                                        ------          ------          ------          ------
Net asset value - end of period                         $20.77          $18.08          $18.95          $16.32
                                                        ======          ======          ======          ======
Total return                                             20.19%          (2.88)%         22.08%           3.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.54%           1.59%           1.64%           1.89%+
  Net investment income                                   2.21%           0.40%           0.33%           2.33%+
Portfolio turnover                                          82%             89%            158%             89%
Net assets at end of period (000 omitted)                  $89             $59              $6          $  --

  * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
 + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2000, the value of securities loaned was $8,456,558. These loans were collateralized by U.S. Treasury securities of $23,607 and cash of $8,845,926 which was invested in the following short-term obligations:

                                                        SHARES           VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
  at amortized cost                                  8,845,926      $8,845,926
                                                                    ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 2000, $14,937 and $27,125 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions and paid in capital, respectively, due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% up to $500 million in net assets, after which the rate is reduced to 0.900%.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,949 for the year ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $19,320 for the year ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,027 for the year ended May 31, 2000. Fees incurred under the distribution plan during the year ended May 31, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,101 and $209 for Class B and Class C shares, respectively, for the year ended May 31, 2000. Fees incurred under the distribution plan during the year ended May 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2000, were $189, $53,851, and $645 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $50,198,532 and $44,793,203, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $57,432,258
                                                                   ----------
Gross unrealized appreciation                                     $10,457,868
Gross unrealized depreciation                                      (2,407,638)
                                                                   ----------
    Net unrealized appreciation                                   $ 8,050,230
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,784,100       $ 54,856,662        2,407,294       $ 44,428,290
Shares issued to shareholders in
  reinvestment of distributions           62,179          1,247,995           15,602            283,963
Shares reacquired                     (2,443,826)       (48,419,948)      (1,980,038)       (36,681,341)
                                     -----------       ------------       ----------       ------------
    Net increase                         402,453       $  7,684,709          442,858       $  8,030,912
                                     ===========       ============       ==========       ============

Class B Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              465,297       $  9,110,195        1,079,430       $ 19,996,186
Shares issued to shareholders in
  reinvestment of distributions           53,430          1,060,129           20,024            362,645
Shares reacquired                       (484,295)        (9,419,660)        (788,680)       (14,733,069)
                                     -----------       ------------       ----------       ------------
    Net increase                          34,432       $    750,664          310,774       $  5,625,762
                                     ===========       ============       ==========       ============

Class C Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,507,256       $ 29,318,176          761,163       $ 13,730,404
Shares issued to shareholders in
  reinvestment of distributions            8,492            166,954            1,506             27,057
Shares reacquired                     (1,409,287)       (27,563,835)        (663,041)       (11,987,865)
                                     -----------       ------------       ----------       ------------
    Net increase                         106,461       $  1,921,295           99,628       $  1,769,596
                                     ===========       ============       ==========       ============

Class I Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                5,588       $    119,191            3,003       $     54,006
Shares issued to shareholders in
  reinvestment of distributions              182              3,676               57              1,045
Shares reacquired                         (4,737)          (101,185)            (129)            (2,811)
                                     -----------       ------------       ----------       ------------
    Net increase                           1,033       $     21,682            2,931       $     52,240
                                     ===========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $202 for the year ended May 31, 2000. The average dollar amount of borrowings was $3,735 and the weighted average interest rate on these borrowings was 5.345%. A commitment fee of $399 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of
MFS International Growth and Income Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Growth and Income Fund, including the schedule of portfolio investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth and Income Fund at May 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
July 7, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $2,697,807 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED MAY 31, 2000.

   FOR THE YEAR ENDED MAY 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 16.04%.

   FOR THE YEAR ENDED MAY 31, 2000, INCOME FROM FOREIGN SOURCES WAS $1,875,852, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $119,701.

--------------------------------------------------------------------------------

MFS(R) INTERNATIONAL GROWTH AND INCOME FUND

TRUSTEES                                                    SECRETARY
                                                            Stephen E. Cavan*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified                   ASSISTANT SECRETARY
services company)                                           James R. Bordewick, Jr.*

Lawrence T. Perera - Partner, Hemenway                      CUSTODIAN
& Barnes (attorneys)                                        State Street Bank and Trust Company

William J. Poorvu - Adjunct Professor,                      AUDITORS
Harvard University Graduate School of                       Ernst & Young LLP
Business Administration
                                                            INVESTOR INFORMATION
Charles W. Schmidt - Private Investor                       For information on MFS mutual funds, call your
                                                            investment professional or, for an information
Arnold D. Scott* - Senior Executive                         kit, call toll free: 1-800-637-2929 any
Vice President, Director, and Secretary,                    business day from 9 a.m. to 5 p.m. Eastern time
MFS Investment Management                                   (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                     INVESTOR SERVICE
Executive Officer, MFS Investment Management                MFS Service Center, Inc.
                                                            P.O. Box 2281
Elaine R. Smith - Independent Consultant                    Boston, MA 02107-9906

David B. Stone - Chairman, North American                   For general information, call toll free:
Management Corp. (investment adviser)                       1-800-225-2606 any business day from
                                                            8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                    For service to speech- or hearing-impaired,
500 Boylston Street                                         call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                       from 9 a.m. to 5 p.m. Eastern time. (To use
                                                            this service, your phone must be equipped with
DISTRIBUTOR                                                 a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                         For share prices, account balances, exchanges, or
Boston, MA 02116-3741                                       stock and bond outlooks, call toll free:
                                                            1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                      touch-tone telephone.
Jeffrey L. Shames*
                                                            WORLD WIDE WEB
PORTFOLIO MANAGER                                           www.mfs.com
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL                                                ------------
GROWTH AND INCOME FUND                                                BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MGI-2  7/00  19.5M  87/287/387/887